      As filed with the Securities and Exchange Commission on May 24, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                          Date of Report: May 24, 2000
                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY
             (Exact name of registrant as specified in the charter)


          Ohio                        1-10147                 31-0421120
(State or other jurisdiction    (Commission File No.)        (IRS Employer
 of incorporation)                                          Identification No.)


                             115 South Ludlow Street
                               Dayton, Ohio 45402
                    (Address of Principal Executive Offices)


                                 (937) 485-2000
               (Registrant's telephone number including area code)


                                       n/a
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

         Certain statements in the attached press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management's judgment, beliefs, current trends and market conditions. Forward-looking statements made or to be made by or on behalf of the company may be identified by the use of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in the forward-looking statements. See also the discussion of factors that may affect future results contained in the company's Current Report on Form 8-K filed with the SEC on February 9, 2000, which we incorporate herein by reference. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE REYNOLDS AND REYNOLDS COMPANY

                                    /s/ Adam M. Lutynski
                                ------------------------------------------------
                                Adam M. Lutynski, General Counsel and Secretary

Dated: May 24, 2000


  EXHIBITS

         99       Press Release dated May 19, 2000